Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 15, 2016, between and among Clayton Williams Energy, Inc., a Delaware corporation (the “Company”), and each of the sellers listed on Schedule I attached hereto, as amended from time to time in accordance with any transfers permitted under this Agreement (each, a “Seller” and collectively, the “Sellers”).

WHEREAS, unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed in Section 1.1;

WHEREAS, pursuant to, and subject to the terms and conditions of, the Credit Agreement dated as of the date hereof among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto, Goldman Sachs Lending Partners LLC, as sole lead arranger, sole bookrunner and syndication agent, Stephens Inc., as manager, and Wilmington Trust, N.A., as administrative agent (the “Credit Agreement”), the lenders have agreed to make term loans in the aggregate principal amount of $350,000,000 to the Company;

WHEREAS, in connection with the transactions contemplated by the Credit Agreement, the Company granted the Sellers Warrants to purchase Common Stock (the “Warrants”), which provides the Sellers the right to purchase up to an aggregate of 2,251,364 shares of the Company’s Common Stock (subject to adjustment pursuant to the Warrants) (the “Warrant Shares”); and

WHEREAS, as an inducement to the willingness of the Seller to consummate the transactions contemplated by the Credit Agreement, the Parties desire to provide certain registration rights to the Seller with respect to any Registrable Shares held by them upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as set forth below.

ARTICLE I
DEFINITIONS; RULES OF CONSTRUCTION

1.1                               Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below.

“Agreement” has the meaning set forth in the Preamble.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Ares” means Ares Management LLC.

“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.D. or I.C. (or other successor or appropriate instruction) of such forms, respectively, and that becomes effective automatically pursuant to Rule 462(e) and (f) upon filing.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks in New York, NY are authorized or required by law to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.10 per share.

“Company” has the meaning set forth in the Preamble.

“Credit Agreement” has the meaning set forth in the Recitals.

“Designated Representative” means, at any given time, Ares or such other Person designated by the holders of a majority of the Warrant Shares to act, as applicable in accordance with the terms of this Agreement, on behalf of the Sellers hereunder.

“Disclosure Package” means, with respect to any offering of Securities, (a) the preliminary prospectus, (b) each Free Writing Prospectus and (c) all other information, in each case, that is deemed, under Rule 159 promulgated by the Commission under the Securities Act, to have been conveyed to purchasers of Securities at the time of sale of such Securities (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means “free writing prospectus” as defined Rule 405 promulgated by the Commission under the Securities Act.

“Information” has the meaning set forth in Section 2.4(i).

“Inspectors” has the meaning set forth in Section 2.4(i).

“Law” means any federal, state, county, local or foreign statute, law, ordinance, regulation, rule, code, order or rule of common law.

“Other Shares” means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares hereunder.

“Person” shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

“Primary Shares” means, at any time, authorized but unissued shares of Common Stock.

“Prospectus” means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Public Offering” means the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of Securities issuable pursuant to an employee benefit plan.

“Records” has the meaning set forth in Section 2.4(i).

“Registrable Shares” means the shares of the Company’s Common Stock issuable pursuant to the Warrant, together with any Common Stock owned by Ares, the Sellers or any of their respective Affiliates (other than portfolio companies owned in whole or in part by any of the foregoing) from time to time; provided that any Registrable Shares shall cease to be a Registrable Shares when (a) they have been effectively registered under the Securities Act and they have been disposed of in accordance with the Registration Statement covering them, (b) they are sold or distributed pursuant to Rule 144, or (c) they shall have ceased to be outstanding.

“Registration Expenses” has the meaning set forth in Section 2.5.

“Registration Statement” means any registration statement of the Company that covers an offering of any Registrable Shares, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Representative” of a Person shall be construed broadly and shall include such Person’s partners, members, officers, directors, managers, investment advisors, employees, agents, advisors, counsel, accountants and other representatives.

“Rule 144” means Rule 144 (including Rule 144(b)(1) and all other subdivisions thereof) promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule then in force.

“Securities” means “securities” as defined in Section 2(a)(1) of the Securities Act and includes, with respect to any Person, the capital stock or other equity interests in such Person or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, the capital stock or other equity or equity-linked interests in such Person, including phantom stock and stock appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Seller shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Registration Statement” shall mean a registration statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Shares, as applicable.

“Sellers’ Counsel” has the meaning set forth in Section 2.4(b).

“Subsidiary” means, at any time, with respect to any Person (the “subject person”), any other Person of which either (a) more than fifty percent (50%) of the Securities or other interests entitled to vote in the election of directors or comparable governance bodies performing similar functions or (b) more than a fifty percent (50%) interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the subject person or through one or more Subsidiaries of the subject person.

“Warrant Shares” has the meaning set forth in the Recitals.

“Warrants” has the meaning set forth in the Recitals.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) is “a well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

1.2                               Rules of Construction.

The use in this Agreement of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular Section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to Sections, schedules and exhibits mean the Sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the Section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1 (or in the case of January 30 or 31, the following month shall be March 1).

ARTICLE II
REGISTRATION RIGHTS

2.1                               Required Registration.

(a)                                 If the Company shall receive from the Designated Representative a written request that the Company file a Registration Statement with respect to Registrable Shares, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Sellers and, subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act of the offer of all Registrable Shares that the Sellers request to be registered. Notwithstanding anything to the contrary in this Agreement, the Designated Represenative may request that the Company register the offer of such Registrable Shares on an appropriate form, including a Shelf Registration Statement (so long as the Company is eligible to use Form S-3) and, if the Company is a WKSI, an Automatic Shelf Registration Statement. The Company shall not be obligated to take any action to effect any such registration:

(i)                                     after it has effected five (5) such registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

(ii)                                  within six (6) months of a registration pursuant to this Section 2.1 that has been declared or ordered effective;

(iii)                               during the period starting with the date sixty (60) days prior to its good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (other than a registration relating solely to the sale of Securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or to a Commission Rule 145 transaction), provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective;

(iv)                              where the anticipated aggregate offering price of all securities included in such offering is equal to or less than forty million dollars ($40,000,000); or

(v)                                 if the Company shall furnish to such Sellers a certificate signed by the President of the Company stating that in the good faith judgment of the Board of the Company it would be detrimental to the Company and its equity holders for such Registration Statement to be filed at the time filing would be required and it is therefore advisable to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Seller, provided that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

(b)                                 At any time before the Registration Statement covering such Registrable Shares becomes effective, the Designated Representative may request the Company to withdraw or not to file the Registration Statement. In that event, unless such request of withdrawal was caused by, or made in response to, in each case as determined by the Designated Representative in good faith (i) a material adverse effect or a similar event related to the business, properties, condition, or operations of the Company not known (without imputing the knowledge of any other Person to such holders) by the Designated Representative at the time its request was made, or other material facts not known to the Designated Representative at the time its request was made, or (ii) a material adverse change in the financial markets, the holders of Registrable Shares shall be deemed to have used one of their registration rights under Section 2.1(a); provided, however, that such withdrawn registration shall not count as a requested registration pursuant to Section 2.1(a) if the Company shall have been reimbursed (in the absence of any agreement to the contrary, pro rata by the Designated Representative) for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration.

(c)                                  To the extent an Automatic Shelf Registration Statement has been filed under Section 2.1, the Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration Statement is required to remain effective. If the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new Automatic Shelf Registration Statement covering the Registrable Shares that remain unsold. If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use commercially reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1, and keep such Registration Statement effective during the period during which such Registration Statement is required to be kept effective.

(d)                                 If, after it has become effective, such Registration Statement has not been kept continuously effective for a period of at least one hundred eighty (180) days (or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant thereto), such registration shall not count as a requested registration pursuant to Section 2.1(a).

2.2                               Piggyback Registration.

(a)                                 If the Company, at any time, proposes for any reason to register any of its Primary Shares (in any event either for its own account or for the account of other security holders) under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto)) in connection with an underwritten offering of the shares of Common Stock to the public for cash on a form that would permit registration of Registrable Shares, or otherwise engage in an underwritten offering pursuant to an effective Shelf Registration Statement, it shall give written notice to the Sellers of its intention to so register such Primary Shares promptly, and the Company shall use its commercially reasonable efforts to cause all Registrable Shares included in a written response delivered by the Sellers to the Company within five (5) days after delivery of the Company’s notice to be included in such registration, or in any prospectus supplement to the prospectus included in an already effective Shelf Registration Statement and underwriting involved therein on the same terms and conditions as the securities otherwise being sold; provided, however, that aggregate gross proceeds related to an offering of Registrable Shares are reasonably expected to be in excess of five million dollars ($5,000,000) provided, further, however, that in the case of an “overnight” or “bought” offering, such requests must be made within one (1) Business Day after the delivery of any such notice by the Company; provided, further, however, that if the managing underwriter, if any, advises the Company that the inclusion of all Primary Shares, Registrable Shares and Other Shares requested to be included in such registration would interfere with the successful marketing of the shares of Common Stock proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the order set forth below:

(i)                                     first, the Primary Shares; and

(ii)                                  second, the Registrable Shares owned by each Seller requesting that its Registrable Shares be included in such registration pursuant to the terms of this Section 2.2 and Other Shares proposed to be included in such registration, pro rata based upon the number of Registrable Shares owned by each such Seller requesting inclusion at the time of such registration and shares of Common Stock owned by the Persons proposing to include Other Shares.

(b)                                 No registration effected pursuant to this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 hereof, nor shall any registration hereunder be deemed to have been effected pursuant to Section 2.1. The Company will pay all expenses of registration in connection with each registration pursuant to this Section 2.2.

2.3                               Holdback Agreement.

If the Company at any time shall register under the Securities Act an offering and sale of its Primary Shares for sale to the public pursuant to an underwritten Public Offering, the Sellers shall not, without the prior written consent of the lead underwriters for such offering, except as permitted in this Agreement, effect any public sale or distribution of Securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period reasonably requested by the lead underwriter, not to exceed ninety (90) days or such shorter period as the lead underwriter shall agree to with respect to the Company, its officers and directors or any other stockholder of the Company on whom the restriction contained in this Section 2.3 is imposed, provided that (a) such shorter period shall apply to all Sellers who are subject to such period and (b) if a lead underwriter of an offering releases any Seller of its obligations under this Section 2.3, all other Sellers shall be released from their obligations under this Section 2.3. Following the expiration of the period described in this Section 2.3, upon the request of a Seller of a certificate representing Registrable Shares bearing a legend reflecting the restrictions described in this Section 2.3, the Company shall cause the transfer agent for the Company to remove such legend.

2.4                               Preparation and Filing.

If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of an offering of any Registrable Shares, the Company shall, as expeditiously as practicable (but subject to the timing provisions in Section 2.2 with respect to “overnight” or “bought” offerings):

(a)                                 use its commercially reasonable efforts to cause a Registration Statement that registers such offering of Registrable Shares to contain a “Plan of Distribution” that permits the distribution of Securities pursuant to all means in compliance with Law, and to cause such Registration Statement to become and remain effective pursuant to the terms of this Agreement for a period of one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier);

(b)                                 furnish, at least five (5) Business Days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto, or, with respect to an effective Shelf Registration Statement, a prospectus supplement to the Prospectus included in such Shelf Registration Statement, and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Designated Representative for the benefit of the Sellers whose Registrable Shares are to be covered by such Registration Statement (the “Sellers’ Counsel”), copies of all such documents proposed to be filed (it being understood that such five (5) Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Sellers whose Registrable Shares are to be covered by such Registration Statement may reasonably propose;

(c)                                  prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of at least one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the offering of such Registrable Shares;

(d)                                 notify the Sellers’ Counsel promptly in writing of (i) any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto; (ii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose; and (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(e)                                  use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Seller of Registrable Shares reasonably requests and do any and all other acts and things that may reasonably be necessary or advisable to enable such Seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Seller; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

(f)                                   furnish to each Seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Seller of Registrable Shares may reasonably request in order to facilitate the offering of such Registrable Shares (to the extent not publicly available on EDGAR or the Company’s website);

(g)                                  use its commercially reasonable efforts to cause such offering of Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Seller or Sellers thereof to consummate the disposition of such Registrable Shares;

(h)                                 notify on a timely basis each Seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4(b) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Seller, prepare and furnish to such Seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)                                     make available for inspection by any Seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Seller or underwriter (collectively, the “Inspectors”), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall reasonably be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement; (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The Seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

(j)                                    use its commercially reasonable efforts to obtain from its independent certified public accountants a “cold comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “cold comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent certified public accountants and addressed to the Sellers selling Registrable Shares in such registration, the Board, and the underwriter, if any, in customary form and covering such matters of the type customarily covered by cold comfort letters and use its commercially reasonable efforts to obtain the reports of its independent petroleum engineers relating to the oil and gas reserves of the Company if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer;

(k)                                 use its commercially reasonable efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Sellers selling Registrable Shares in such registration);

(l)                                     have appropriate officers of the Company prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Shares (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Sellers of such Registrable Shares in the offering, marketing or selling of such Registrable Shares; provided, that, the gross proceeds for such offering are reasonably anticipated by the managing underwriters to be in excess of forty million dollars ($40,000,000); provided, further that such officers shall not be required to participate in such presentations at any “road shows” and before analysts and rating agencies, as the case may be, more than once in a 365 day period; provided, further that, if an offering and sale of Registrable Shares is not consummated in connection with such “road show”, participation by such officers shall be increased to not more than two such “road shows” in a 365 day period;

(m)                             provide a transfer agent and registrar (which may be the same Person and which may be the Company) for such Registrable Shares;

(n)                                 list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its commercially reasonable efforts to qualify such Registrable Shares for quotation on the automated quotation system of the NYSE, National Market System, Euronext or such other national securities exchange as the holders of a majority of such Registrable Shares included in such registration shall request;

(o)                                 register such Registrable Shares under the Exchange Act, and otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than eighteen (18) months after the effective date, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 1(a) of the Securities Act and Rule 158 thereunder;

(p)           not take any direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable; and

(q)           use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

2.5          Expenses.

Except as expressly provided otherwise, all expenses incident to the Company’s performance of or compliance with Sections 2.1, 2.2, and 2.4, including (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of FINRA); (b) all fees and expenses of compliance with state securities or “blue sky” laws (including fees and disbursements of counsel for the underwriters or the Sellers in connection with “blue sky” qualifications of the Registrable Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate); (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, all fees and disbursements of counsel for the Company and of all independent certified public accountants of the issuer (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (d) Securities Act liability insurance if the Company so desires or the underwriters so require; (e) all fees and expenses incurred in connection with the listing of the Registrable Shares on any securities exchange and all rating agency fees; (f) all reasonable and documented fees and disbursements of counsel (plus appropriate special and local counsel) and subject to a cap of $75,000 selected by the Designated Representative to represent the Sellers in connection with such registration (it being understood that all other expenses incurred by any Seller shall be borne by such Seller); (g) all fees and disbursements of underwriters customarily paid by the issuer or Sellers of Securities, excluding underwriting fees, commissions, discounts and allowances, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Shares under the securities or “blue sky” laws of any state); and (h) fees and expenses of other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne by the Company, regardless of whether the Registration Statement becomes effective. In addition, the Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

2.6          Indemnification.

(a)           In connection with any registration of any offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, the Company and its Subsidiaries shall indemnify and hold harmless the Seller of such Registrable Shares, any Person acting on behalf of such Seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject, whether commenced or threatened, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any offering circular, offering memorandum or Disclosure Package, or any amendment or supplement thereto, or any document incident to registration or qualification of any offering and sale of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company or any of its Subsidiaries of the Securities Act or state securities or blue sky laws applicable to the Company or any of its Subsidiaries and relating to action required or inaction of the Company or its Subsidiaries in connection with such registration or qualification under such state securities or blue sky laws, and the Company and its Subsidiaries shall promptly reimburse such Seller, controlling Person or Representative for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor its Subsidiaries shall be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment thereto, or any document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company or its Subsidiaries specifically for use in the preparation thereof; provided, further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement or allegedly untrue statement in, or omission or alleged omission made in any Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act) or any amendment or supplement thereof, such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus, amendment or supplement had been timely made available to such indemnified person and such final Prospectus, amendment or supplement was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

(b)           In connection with any registration of an offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, each Seller of Registrable Shares severally, and not jointly, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6(a)) the Company, its Subsidiaries, their directors and officers, each other Seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any untrue statement or allegedly untrue statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus, final Prospectus or Free Writing Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any such offering and sale of Registrable Shares, if such statement or omission was made in reliance upon and in conformity with information regarding such Seller furnished to the Company, its Subsidiaries for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, Free Writing Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the proceeds (net of underwriting discounts and commissions) actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2.6, such indemnified party will, if a claim in respect thereof is not made against an indemnifying party, give written notice to the latter of the commencement of such action (provided, however, that an indemnified party’s failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is materially prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded (based upon the written advice of counsel) that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or in conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 2.6; provided, further, that, if there is more than one indemnified party, then the indemnifying party shall only be required to reimburse the expenses for the lead counsel (plus appropriate special and local counsel) approved in writing by the indemnified party or parties (as applicable) holding a majority of the Registrable Shares held by all indemnified parties.

(d)           If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraud shall be entitled to indemnification or contribution hereunder.

(e)           The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Registrable Shares.

2.7          Underwriting Agreement.

(a)           Notwithstanding the provisions of Sections 2.3 and 2.6, to the extent that any Seller selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement that contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

(b)           If an offering of Registrable Shares for which the gross proceeds are reasonably expected to be in excess of forty million dollars ($40,000,000) under a registration pursuant to Section 2.1 is requested to be an underwritten Public Offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. Such underwriting agreement shall be satisfactory in form and substance to the Designated Representative and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type. Any Seller participating in the offering shall be a party to such underwriting agreement and, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of such Seller and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Seller; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Seller for inclusion in the registration statement. No Seller shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Seller, its ownership of and title to the Registrable Shares and its intended method of distribution; and any liability of such Seller to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of underwriting discounts and commissions) that it derives from such offering. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customarily given their role in such distribution.

(c)           No Seller may participate in any registration hereunder that is underwritten unless such Seller agrees to sell such Seller’s Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements reasonably acceptable to the Company.

2.8          Information by Holder.

Each holder of Registrable Shares to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. Each Seller shall as expeditiously as possible, notify the Company of the occurrence of any event concerning such Seller as a result of which the Prospectus relating to such registration contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.9          Exchange Act Compliance.

From and after the date a Registration Statement is filed by the Company pursuant to the Exchange Act relating to the Company’s Securities and shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission that are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Seller in supplying such information as may be necessary for such Seller to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.  In addition, if any Registrable Shares shall bear a legend referring to the federal securities laws and become eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall use commercially reasonable efforts cause the Company’s transfer agent to remove such legend that is no longer applicable. In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Registrable Shares without any such legend.

2.10        Suspension.

Anything contained in this Agreement to the contrary notwithstanding, if after any Registration Statement to which rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board determines in good faith that the failure of the

Company to (a) suspend sales of Securities under the Registration Statement or (b) amend or supplement the Registration Statement, would be detrimental to the Company, the Company shall so notify each Seller participating in such registration and each Seller shall suspend any further sales under such Registration Statement until the Company advises such Seller that the Registration Statement has been amended or that conditions no longer exist that would require such suspension, provided that the Company may impose any such suspension for no more than thirty (30) days and no more than two (2) times during any twelve (12)-month period. The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this Section 2.10.

ARTICLE III
AMENDMENT AND WAIVER

3.1          Amendment.

Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of (a) the Company and (b) the Designated Representative. Notwithstanding the foregoing, the Designated Representative shall, upon prior written notice and without the consent of the Company, be entitled to amend and restate Schedule I to reflect any transfers in ownership of the Registrable Shares made in compliance with Section 4.4.

3.2          Waiver.

No course of dealing between the Company and the Sellers (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

ARTICLE IV
MISCELLANEOUS

4.1          Severability.

It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.2          Entire Agreement.

This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede and preempt any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof or thereof in any way.

4.3          Independence of Agreements and Covenants.

All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial agreement or covenant.

4.4          Successors and Assigns.

Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Sellers. Except as specifically set forth herein, the Company may not assign its rights or obligations hereunder without the prior written consent of the Designated Representative; provided, that notwithstanding any such assignment by the Company, the Company shall remain liable for its obligations hereunder. Notwithstanding anything to the contrary contained in this Section 4.4, any of the Sellers may elect to transfer all or a portion of its Registrable Shares to any third party (to the extent such transfer is otherwise permissible under this Agreement and the Warrants) without assigning its rights hereunder with respect thereto; provided, that in any such event all rights under this Agreement with respect to the Registrable Shares so transferred shall cease and terminate.  Notwithstanding anything to the contrary in this Agreement, the rights and obligations under Article II of this Agreement may, at the election of the Designated Representative, be assigned to a third party purchaser in whole or in part if concurrent with such transfer, such third party purchaser enters into an agreement to be bound by this Agreement; provided, further, however, that in the case of a transfer to a third party purchaser, in whole or in part, by the Designated Representative, the rights and obligations under Section 2.1 of this Agreement with respect to demand registration rights may only be assigned to such third party purchaser if concurrent with such transfer, such third party purchaser enters into an agreement to be bound by this Agreement and acquires more than thirty three percent (33%) of the Registrable Shares.

4.5          Counterparts; Facsimile Signatures; Validity.

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

4.6          Remedies.

(a)           Each Seller shall have all rights and remedies reserved for such Seller pursuant to this Agreement and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

(b)           The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceedings.

(c)           It is acknowledged that it will be impossible to measure in money the damages that would be suffered by any party hereto if any other Person party hereto fails to comply with any of the obligations imposed on it upon them in this Agreement and that in the event of any such failure, the aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such aggrieved party shall, therefore, be entitled to equitable relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

4.7          Notices.

All notices, amendments, waivers or other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail with postage prepaid, return receipt requested, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)           If to the Company:

Clayton Williams Energy, Inc.

Six Desta Drive, Suite 6500

Midland, Texas 79705

Attention: Mel G. Riggs

Facsimile: (432) 688-3247

Email: mriggs@claytonwilliams.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.

2801 Via Fortuna, Suite 100

Austin, Texas 78746-7568

Attention: Milam F. Newby

Facsimile: (512) 236-3240

Email: mnewby@velaw.com

(b)           If to the Designated Representative:

Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, California 90067

Attention: Nathan Walton and Naseem Sagati

Facsimile: (310) 432-8701

Email: walton@aresmgmt.com

nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

600 Travis Street, Suite 3300

Houston, Texas 77002

Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey

Facsimile: (713) 835-3601

Email: matt.pacey@kirkland.com

lucas.spivey@kirkland.com

(c)           If to a Seller, then to the address of each Seller as it appears in the signature pages to this Agreement or such other address as may be designated in writing hereafter by such Seller.

Any such notice or communication shall be deemed to have been given and received (a) when delivered, if personally delivered; (b) when sent, if sent by telecopy on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by telecopy); (c) on the next Business Day after dispatch, if sent by nationally recognized overnight courier guaranteeing next Business Day delivery; and (d) on the fifth (5th) Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

4.8          Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, FOR THE PURPOSES OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING RELATING HERETO, THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH

COURTS. EACH PARTY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION, SERVICE AND VENUE IN ANY SUCH COURT.

4.9          Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

4.10        Further Assurances.

Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby or thereby.

4.11        Conflicting Agreements.

No Seller shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Registrable Shares held by such Seller on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Sellers or with Persons that are not parties to this Agreement), including agreements or arrangements with respect to the acquisition or disposition of Registrable Shares held by such Seller in a manner which is inconsistent with this Agreement.

4.12        Third Party Reliance.

(a)           Anything contained herein to the contrary notwithstanding, the covenants of the Company contained in this Agreement (i) are being given by the Company as an inducement to the Sellers to enter into this Agreement (and the Company acknowledges that the Sellers have expressly relied thereon) and (ii) are solely for the benefit of the Sellers. Accordingly, no third party (including any holder of capital stock of the Company) or anyone acting on behalf of any thereof other than the Sellers, shall be a third party or other beneficiary of such covenants and no such third party shall have any rights of contribution against the Sellers or the Company with respect to such covenants or any matter subject to or resulting in indemnification under this Agreement or otherwise.

(b)           None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Company.

********

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

COMPANY:

CLAYTON WILLIAMS ENERGY, INC.

By:	/s/ Michael L. Pollard
Name:	Michael L. Pollard
Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A1, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A2, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A3, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A4, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A5, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A6, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV A7, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV ENERGY AIV B1, L.P.

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:

AF IV (U), L.P.

By:	AF IV Energy AIV GP, L.P., its general partner

By:	/s/ Nathan W. Walton
Name:	Nathan W. Walton
Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email:	walton@aresmgmt.com
nsagati@aresmgmt.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email:	matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SCHEDULE I

Sellers

AF IV ENERGY AIV A1, L.P.

AF IV ENERGY AIV A2, L.P.

AF IV ENERGY AIV A3, L.P.

AF IV ENERGY AIV A4, L.P.

AF IV ENERGY AIV A5, L.P.

AF IV ENERGY AIV A6, L.P.

AF IV ENERGY AIV A7, L.P.

AF IV ENERGY AIV B1, L.P.

AF IV (U), L.P.